EXHIBIT 10.16
                                             September 1, 2000
The Orbiter Fund Ltd.
Kaya Famboyan 9
Curacao, Netherlands Antilles
Attn: Mr. Michael Lauer

Re:  The Orbiter Fund Ltd. - Lender
     Ultimate Sports Entertainment, Inc. - Borrower
     $600,000 loan pursuant to letter agreement (the "Loan Agreement") dated October 20, 1999 (the "Loan").

Gentleman:

     This will confirm our agreement that:

1) The time for repayment of the Loan has been extended so that the same shall now be payable on October 20, 2000, and

2) Your right to convert the Loan into shares of our stock as set forth in the Loan Agreement is hereby canceled.

     All other terms and conditions of the Loan Agreement shall remain and continue the same.

                                   Very truly yours,
                                   Ultimate Sports Entertainment, Inc.

                                   By: /s/ Frederick R. Licht
                                           Frederick R. Licht, President

The above is confirmed and agreed to:
The Orbiter Fund, Ltd.

                                  By: /s/ Michael Lauer
                                          Michael Lauer

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